SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (date of earliest event reported) September 5, 2000


                     WESTSTAR FINANCIAL SERVICES CORPORATION
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             (Exact name of Registrant as specified in its charter)




       North Carolina               000-30515                56-2181423
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(State or other jurisdiction  (Commission File No.) (IRS Employer Identification
  of incorporation)                                  number)



                79 Woodfin Place, Asheville, North Carolina 28801
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                    (Address of principal executive offices)


Registrant's telephone number, including area code (828) 232-2902


                                 Not Applicable
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                 (Former address of principal executive offices)

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Item 5  Other Events.
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On September 1, 2000,  the Registrant  filed a  Registration  Statement with the
Securities and Exchange Commission to conduct a public offering of between 117,600 and 410,000 shares of its Common Stock. The offering price is yet to be determined. The Registrant intends to sell primarily in the markets where it has
established  branches  in  and  around  Asheville,   North  Carolina.   Wachovia
Securities, Inc., Charlotte, North Carolina has agreed to sell a portion of the shares on a "best efforts" basis through IJL Wachovia. The proceeds of the offering will be used to enhance the liquidity position of the Company's subsidiary bank, The Bank of Asheville, provide funding or capital to support additional branch locations and general corporate purposes.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        WESTSTAR FINANCIAL SERVICES CORPORATION

                                        By:   /s/ G. Gordon Greenwood
                                              ------------------------------
                                              G. Gordon Greenwood, President

Dated:    September 5, 2000

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                                  EXHIBIT INDEX

  Exhibit             Description
  Number              of Exhibit
  ------              ----------

     99           Press Release dated             Included as Exhibit 99
                   September 5, 2000